Filed Pursuant to Rule 497(c)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

P R O S P E C T U S	December 31, 2010

FMI
International Fund

(Ticker Symbol: FMIJX)

FMI International Fund is a non-diversified, no-load mutual fund seeking long-term capital appreciation.  The Fund invests in a limited number of large capitalization value equity securities, primarily of non-U.S. companies.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Summary Information	1
More Information About the Fund’s Investment
Strategies and Disclosure of Portfolio Holdings	4
Management of the Fund	5
The Fund’s Share Price	6
Purchasing Shares	7
Redeeming Shares	10
Market Timing Procedures	13
Exchanging Shares	13
Dividends, Distributions and Taxes	14
Financial Highlights	14

FMI Funds, Inc.	(414) 226-4555
100 East Wisconsin Avenue, Suite 2200	www.fmifunds.com
Milwaukee, Wisconsin 53202

SUMMARY INFORMATION

Investment Objective:  FMI International Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases	No Sales Charge
Maximum Deferred
Sales Charge (Load)	No Deferred
Sales Charge
Maximum Sales Charge (Load)
Imposed on Reinvested
Dividends and Distributions	No Sales Charge
Redemption Fee (transfer
agent charge of $15 for each
wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage
of the value of your investment)
Management Fees	0.75%
Distribution and/or
Service (12b-1) Fees	None
Other Expenses	1.00%1
Total Annual Fund
Operating Expenses	1.75%
Expense Reimbursement	0.75%2
Net Expenses	1.00%

1	Other Expenses are based on estimated amounts for the current fiscal year.
2
The Fund’s investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fee to the extent necessary to ensure that net expenses (excluding federal, state and local taxes, interest, brokerage commissions and extraordinary items) do not exceed 1.75% of the average daily net assets of the Fund.  The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days’ prior written notice, but is expected to continue indefinitely.  In addition to the reimbursement required under the investment advisory agreement, the investment adviser has contractually agreed to reimburse the Fund to the extent necessary to ensure that total annual fund operating expenses do not exceed 1.00% for the fiscal year ending September 30, 2011.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the net expenses for the first year and the total annual fund operating expenses for the remaining years.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$102	$475

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies: The Fund invests mainly in a limited number (usually between 15-25) of large capitalization (companies that typically have a market capitalization greater than $5 billion) foreign companies (also referred to as non-U.S. companies).  The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies.  Non-U.S. companies are companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States.  Sometimes these non-U.S. companies are traded in the U.S. on a national securities exchange, or through American Depositary Receipts (“ADRs”) or American Depositary Shares (“ADSs”).  The Fund invests in common stocks and other equity securities, including preferred stocks, convertible preferred stocks, warrants, ADRs, ADSs and exchange-traded funds (“ETFs”) based on an international equity index.

Unlike many international funds, the majority of the Fund’s investments will be in companies that have global operations rather than in companies whose business is limited to a particular country or geographic region.  Because the Fund’s investments will be limited in number and investments in emerging market securities will not be a principal investment, a substantial amount of the Fund’s assets (namely, more than 25% of its assets) may be in issuers located in a limited number of countries, and it is likely that the geographical and industry weightings of the Fund will differ significantly from popular international benchmarks.  When determining whether an investment is in emerging market securities, the Fund views an investment in the securities of a company domiciled or headquartered in an emerging market, or whose primary business activities or principal trading markets are located in an emerging market as an investment in an emerging market.

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

• A strong, defendable market niche or products and services niche that is difficult to replicate

• A high degree of relative recurring revenue

• Modestly priced products or services

• Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

• Above-average growth or improving profitability prospects

The Fund considers valuation:

• On both an absolute and relative to the market basis

• Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s adviser will generally sell a portfolio security when the adviser believes:

• The security has achieved its value potential

• Such sale is necessary for portfolio diversification

• Changing fundamentals signal a deteriorating value potential

• Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

• Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

• Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

• Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

•      Foreign Securities Risk: Stocks of non-U.S. companies as an asset class may underperform stocks of U.S. companies, and such stocks may be less liquid and more volatile than stocks of U.S. companies.  The costs associated with securities transactions are often higher in foreign countries than the U.S.  The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by ETFs in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund, if the positions are not fully hedged. Additionally, investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

• Geographic Concentration Risk:  Concentrating investments in a limited number of countries or particular geographic regions makes the Fund more susceptible to adverse economic, political, social, regulatory and other developments in that country, countries or region.  Additionally, the Fund’s performance may be more volatile when the Fund’s investments are less diversified across countries.

• Currency Hedging Risk:  Under most market conditions, the Fund will hedge some or all of its foreign stock investments against foreign currency changes in an effort to have its returns reflect the market performance of its investments and not currency fluctuations. To the extent the Fund hedges portions of its portfolio, its relative performance may differ from that of unhedged portfolios or indices. There is no guarantee the hedges will fully protect against adverse currency movements.

Performance: Performance information for the Fund will be provided once it has annual returns for a full calendar year.  Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  It may perform better or worse in the future.

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Management Committee:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the Fund’s portfolio.

		Years with
PMC Member	Title with Adviser	Adviser
Ted D. Kellner	Executive Chairman	30
Patrick J. English	Chief Executive Officer,
	Chief Investment
	Officer, Treasurer	24
John S. Brandser	President, Chief
	Operating Officer,
	Chief Compliance
	Officer, Secretary	15
Andy P. Ramer	Director of Research,
	Research Analyst	8
Matthew J.
Goetzinger	Research Analyst	6
Robert M. Helf	Research Analyst	13
Karl T. Poehls	Research Analyst	2
Daniel G. Sievers	Research Analyst	1
Jonathan T. Bloom	Research Analyst	1

Purchase and Sale of Fund Shares: The minimum initial investment amount for all new accounts is $2,500.  The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

You may redeem and purchase shares of the Fund each day the New York Stock Exchange is open.  You may redeem or purchase Fund shares by mail (FMI International Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-811-5311, or through a financial intermediary.  Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information: The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUND’S
INVESTMENT STRATEGIES AND
DISCLOSURE OF PORTFOLIO HOLDINGS

INVESTMENT OBJECTIVE
AND STRATEGIES

The Fund seeks long-term capital appreciation.  Although the Fund has no intention of doing so, the Fund may change its investment objective without obtaining shareholder approval.  The Fund normally invests at least 65% of its total assets in the equity securities of non-U.S. companies.

The Fund’s portfolio managers are patient investors.  The Fund does not attempt to achieve its investment objective by active and frequent trading of equity securities.

Non-Principal Investment Strategies and Risks:

Temporary Investments:  The Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions.  This means that the Fund will invest some or all of its assets in money market instruments (like U.S. Treasury Bills, commercial paper or repurchase agreements).  The Fund will not be able to achieve its investment objective of long-

term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value.  When the Fund is not taking a temporary defensive position, it still will hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities.

Economic Volatility Risk:  Recently, the U.S. and international markets have experienced dramatic volatility.  The securities markets have experienced substantially lower valuations, reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties.  The U.S. and foreign governments have taken numerous steps to alleviate the conditions negatively impacting their markets.  However, there is no assurance that such actions will be successful.  Continuing market problems may have adverse effects on the Fund.

DISCLOSURE OF
PORTFOLIO HOLDINGS

The Statement of Additional Information (the “SAI”) for the Fund, which is incorporated by reference into this Prospectus, contains a description of the Fund’s policies and procedures respecting disclosure of its portfolio holdings.

MANAGEMENT OF THE FUND

Fiduciary Management, Inc. (the “Adviser”) is the Fund’s investment adviser.  The Adviser’s address is:

100 East Wisconsin Avenue,
Suite 2200
Milwaukee, WI  53202

The Adviser has been in business since 1980 and has been the Fund’s only investment adviser.  As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund.  The Adviser makes the decisions as to which securities to buy and which securities to sell.  The Fund pays the Adviser an annual investment advisory fee equal to 0.75% of its average daily net assets.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser will be available in the Fund’s semi-annual report to shareholders for the most recent period ended March 31, 2011.

The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the Fund’s portfolio.

Ted D. Kellner, CFA, has been employed by the Adviser in various capacities since 1980, currently serving as Executive Chairman of the Board.  Patrick J. English, CFA, has been employed by the Adviser in various capacities since 1986, currently serving as Chief Executive Officer, Chief Investment Officer and Treasurer.  John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer.  Matthew J. Goetzinger, CFA has been employed by the Adviser since 2004 as a Research Analyst. Robert M. Helf, CFA, has been employed by the Adviser since 1997 as a Research Analyst. Karl T. Poehls, CFA, has been employed by the Adviser since 2008 as a Research Analyst; from August 2006 to May 2008 Mr. Poehls attended Graduate School at the University of Wisconsin, Madison; and from March 2004 to August 2006, Mr. Poehls was employed as an Investment Analyst with Smith Barney, Minneapolis, Minnesota.  Andy P. Ramer, CFA has been employed by the Adviser since 2002 as a Research Analyst and is the Director of Research.  Daniel G. Sievers has been employed by the Advisor since 2009 as a Research Analyst; from May 2008 to August 2009 Mr. Sievers was employed as an Investment Analyst with Evergreen Investments, Boston, Massachusetts;

and from September 2004 to May 2008 Mr. Sievers attended Boston College.  Jonathan T. Bloom has been employed by the Adviser since 2010 as a Research Analyst; from 2008 through the spring of 2009 Mr. Bloom attended the Columbia University Graduate School of Business in New York; and from 2003 through 2007 Mr. Bloom was a gallery director and junior partner of Arader Galleries in New York.

The SAI for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

THE FUND’S SHARE PRICE

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of the Fund is called its net asset value.  The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for trading.  The NYSE is closed on most national holidays, on Good Friday, and on the weekends.  The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds.  It values most money market instruments it holds, which mature in 60 days or less, at their amortized cost.

If market quotations are not readily available, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  In determining fair value, the Board considers all relevant qualitative and quantitative information available including news regarding significant market or security specific events.  For securities that do not trade during NYSE hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.  The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities.  As a result, the fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NYSE.  Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities; (b) securities of an issuer that has entered into a restructuring; (c) securities whose trading has been halted or suspended or primary market is closed; and (d) securities whose value has been impacted by a significant event that occurred before the close of the NYSE but after the close of the securities’ primary markets.

The Fund may invest in securities principally traded in markets outside the U.S.  The foreign markets in which the Fund may invest are sometimes open on days when the NYSE is not open and the Fund does not calculate its net asset value, and sometimes are not open on days when the Fund does calculate its net asset value.  Even on days on which both the foreign market and the NYSE are open, several hours may pass between the time when trading in the foreign market closes and the time as of which the Fund calculates its nets asset value.  So, the value of the Fund’s portfolio may be affected on days when the Fund does not calculate its net asset value and you cannot purchase or redeem Fund shares.

The Fund will process purchase orders and redemption orders that it receives in good order prior to the close of regular trading on a day in which the NYSE is open at the net asset value determined later that day.  It will process purchase orders and redemption orders that it receives in good order after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NYSE is open.

PURCHASING SHARES

How to Purchase Shares from the Fund

1.  Read this Prospectus carefully.

2. Determine how much you want to invest keeping in mind the following minimums (the Fund reserves the right to waive or reduce the minimum initial investment amount for purchases made through certain retirement, benefit and pension plans)*:

a.	New accounts
	•	All Accounts	$2,500

b.	Existing accounts
	•	Dividend reinvestment	No Minimum
	•	Automatic Investment Plan	$50
	•	Telephone Purchase	$1,000
	•	All other accounts	$100

* Servicing agents may impose different minimums.

3. Complete the Purchase Application available on our website (www.fmifunds.com) or call U.S. Bancorp Fund Services, LLC, (“USBFS”) at 1-800-811-5311, carefully following the instructions.  For additional investments, complete the remittance form attached to your individual account statements.  (The Fund has additional Purchase Applications and remittance forms if you need them.)  If you have any questions, please call 1-800-811-5311.

    In compliance with the USA PATRIOT Act of 2001, please note that the transfer agent will verify certain information on your application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity.  Permanent addresses containing only a P.O. Box will not be accepted.  The Fund’s Anti-Money Laundering Program is supervised by the Fund’s Anti-Money Laundering Officer, subject to the oversight of the Board of Directors.

    Please contact the transfer agent at 1-800-811-5311 if you need additional assistance when completing your application.

    If the Fund does not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received.  The Fund reserves the right to close the account within 5 business days if clarifying information/documentation is not received.

4. Make your check payable to “FMI International Fund.”  All checks must be in U.S. dollars and drawn on U.S. banks.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post-dated checks, post-dated on-line bill paychecks, or any conditional order or payment.  USBFS, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment returned to the transfer agent.  The shareholder will also be responsible for any losses suffered by the Fund as a result.

5.  Send the application and check to:

BY FIRST CLASS MAIL

FMI International Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY
SERVICE OR
REGISTERED MAIL

FMI International Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

    Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Fund.

6.  You may purchase shares by wire transfer.

    Initial Investment by Wire – If you wish to open an account by wire, you must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your completed application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions.  You may then contact your bank to initiate the wire using the instructions you were given.

    Subsequent Investments by Wire – You must call 1-800-811-5311 or 1-414-765-4124 before you wire funds in order to advise the transfer agent of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.

Wire Information:

You should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022

For credit to:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

For further credit to:
FMI International Fund
(shareholder registration)
(shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the NYSE for you to receive same day pricing.  The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Purchasing Shares from Broker-dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Fund.  These broker-dealers may charge investors a fee either at the time of purchase or redemption.  The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser.  Some broker-dealers may purchase and redeem shares on a three-day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer.  Servicing Agents may:

• Become shareholders of record of the Fund.  This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent.  This also means that purchases made through Servicing Agents are not subject to the Fund’s minimum purchase requirement.

• Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund.

• Charge fees to their customers for the services they provide them.  Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

• Be allowed to purchase shares by telephone with payment to follow the next day.  If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

• Be authorized to receive purchase orders on the Fund’s behalf (and designate other Servicing Agents to accept purchase orders on the Fund’s behalf).  If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on the Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all purchase orders received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus.  Investors purchasing or redeeming through a Servicing Agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with the Fund.  When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund on a timely basis.  If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

Telephone Purchases

The telephone purchase option may not be used for initial purchases of the Fund’s shares, but may be used for subsequent purchases, including by IRA shareholders.  Telephone purchases must be in amounts of $1,000 or more, however, the Adviser reserves the right to waive the minimum telephone purchase amount for certain accounts.  IRA shareholders are not subject to the $1,000 minimum telephone purchase amount restriction.  The telephone purchase option allows investors to make subsequent investments directly from a bank checking or savings account.  To establish the telephone purchase option for your account, complete the appropriate section in the Purchase Application.  Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. This option will become effective approximately 15 business days after the application form is received by the Fund’s transfer agent, USBFS.  To have Fund shares purchased at the net asset value determined at the close of regular trading on a given date, USBFS must receive your purchase order prior to the close of regular trading on such date.  Most transfers are completed within one business day.  Telephone purchases may be made by calling 1-800-811-5311.  Once a telephone transaction has been placed, it cannot be canceled or modified.

If you have already opened an account, you may write to USBFS requesting this option.  The Telephone Option form is also available on our website (www.fmifunds.com).  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Other Information about Purchasing Shares of the Fund

The Fund may reject any Purchase Applications for any reason.  The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

Shares of the Fund have not been registered for sale outside of the United States.  The Fund generally does not sell shares to investors residing outside of the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

The Fund will not issue certificates evidencing shares purchased.  The Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases on a regular and convenient basis.  The Fund also offers the following retirement plans:

•Traditional IRA
•Roth IRA
•Coverdell Education Savings Account
•SEP-IRA
•Simple IRA

Investors can obtain further information about the automatic investment plan and the retirement plans by calling the Fund at 1-800-811-5311.  The Fund recommends that investors consult with a competent financial and tax advisor regarding the retirement plans before investing through them.

Householding

To reduce expenses, we generally mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts.  If you wish to receive individual copies of these documents, please call us at 1-800-811-5311.  Individual copies will be sent upon request.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

1. Prepare a letter of instruction containing:

  •  account number(s)

  •  the amount of money or number of shares being redeemed

  •  the name(s) on the account

  •  daytime phone number

  •  additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity.  Please contact the Fund’s transfer agent, USBFS, in advance, at 1-800-811-5311 if you have any questions.

2. Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

3. Have the signatures guaranteed by a commercial bank or trust company in the United States, a member firm of the NYSE or other eligible guarantor institution in the following situations:

  •  When the redemption proceeds are payable or sent to any person, address or bank account not on record.

  •  When the redemption request is made within 30 days after an address change.

  •  If ownership on an account is changed.

  •  When sending a written request to wire redemption proceeds (if not previously authorized on the account).

In addition to the situations described above, there are other instances, based on the circumstances relative to the particular situation, in which the Fund and/or the Fund’s transfer agent may require a signature guarantee or other acceptable signature verification.

A notarized signature is not an acceptable substitute for a signature guarantee.

The Fund may waive the signature guarantee requirement in certain circumstances.

4.  Send the letter of instruction to:

BY FIRST CLASS MAIL

FMI International Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI  53201-0701

BY OVERNIGHT DELIVERY
SERVICE OR REGISTERED MAIL

FMI International Fund
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI  53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the transfer agent or the Fund.

How to Redeem (Sell) Shares by Telephone

1. The telephone redemption option will automatically be established on your account unless declined on the original account application.  If you declined this option and would like to add it at a later date, you should write to USBFS requesting this option.  When you do so, please sign the request exactly as your account is registered.  You may be required to provide a signature(s) guarantee or other acceptable signature verification.  If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

2. Shares held in individual retirement accounts may be redeemed by telephone.  You will be asked whether or not to withhold taxes from any distribution.

3. Assemble the same information that you would include in the letter of instruction for a written redemption request.

4. Call USBFS at 1-800-811-5311.  Please do not call the Fund or the Adviser. Redemption requests received in good order before 4:00 p.m. Eastern Time will receive that day’s net asset value, and redemption requests received after 4:00 p.m. Eastern Time will receive the next day’s net asset value. (The maximum redemption allowed by telephone is $50,000; the minimum redemption allowed by telephone is $500.  However, the Adviser reserves the right to waive the maximum redemption amount for certain accounts, such as omnibus or certain retirement plan accounts.) Once a telephone transaction has been placed, it cannot be canceled or modified.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent.  Contact the Servicing Agent for instructions on how to do so.  Servicing Agents may charge you a fee for this service.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

• USBFS receives your written request in good order with all required information and documents as necessary.  Shareholders should contact USBFS for further information concerning documentation required for redemption of Fund shares for certain account types.

• USBFS receives your authorized telephone request in good order with all required information.

• If the Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to receive redemption requests on behalf of the Fund, then all redemption requests received in good order by the Servicing Agent (or its designee) before 4:00 p.m. Eastern Time will receive that day’s net asset value, and all redemption requests received in good order by the Servicing Agent (or its designee) after 4:00 p.m. Eastern Time will receive the next day’s net asset value.

Payment of Redemption Proceeds

• USBFS will normally send redemption proceeds no later than the seventh day after it receives the request, along with all required information.

• If you request in the letter of instruction, USBFS will transfer the redemption proceeds to your designated bank account by either Electronic Funds Transfer (“EFT”) or wire.  Proceeds sent via an EFT generally take 2 to 3 business days to reach the shareholder’s account whereas USBFS generally wires redemption proceeds on the business day following the calculation of the redemption price.

• USBFS currently charges $15 for each wire redemption but does not charge a fee for EFTs.

• Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

• The redemption may result in a taxable gain.

• Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes.  If not so indicated, these redemptions, as well as redemptions of other retirement plans not involving a direct rollover to an eligible plan, will be subject to federal income tax withholding.

• As permitted by the Investment Company Act, the Fund may delay the payment of redemption proceeds for up to seven days in all cases.  In addition, the Fund can suspend redemptions and/or postpone payments of redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances as determined by the Securities and Exchange Commission (the “SEC”).

• If you purchased shares by check, or by EFT the Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check and/or transfer of funds has cleared (which may take up to 15 days from the date of purchase).

• Unless previously authorized on the account, USBFS will transfer the redemption proceeds by EFT or by wire only if the shareholder has sent in a written request with signatures guaranteed.

• Redemption proceeds will be sent to the USBFS address of record.  USBFS will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

• The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so.  Both the Fund and USBFS may modify or terminate their procedures for telephone redemptions at any time.  Neither the Fund nor USBFS will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions.  They may be liable for unauthorized transactions if they fail to follow such procedures.  These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls.  During periods of substantial economic or market change, you may find telephone redemptions difficult to implement.  If a Servicing Agent or shareholder cannot contact USBFS by telephone, they should make a redemption request in writing in the manner described earlier.

• If your account balance falls below $1,000 because you redeem or exchange shares, the Fund reserves the right to notify you to make additional investments within 60 days so that your account balance is $1,000 or more.  If you do not, the Fund may close your account and mail the redemption proceeds to you.

• While the Fund generally pays redemption requests in cash, the Fund reserves the right to pay redemption requests “in kind.”  This means that the Fund may pay redemption requests entirely or partially with liquid securities rather than cash.  Shareholders who receive a redemption “in kind” may incur costs upon the subsequent disposition of such securities.

MARKET TIMING PROCEDURES

Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  While the Fund’s Board of Directors and the Adviser do not encourage frequent trading, at this time, the Board has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares.

However, the officers of the Fund will receive reports on a regular basis as to purchases and redemptions of Fund shares and review these reports to determine if there is any unusual trading in Fund shares.  The officers of the Fund will report to the Board of Directors any such unusual trading in Fund shares that is disruptive to the Fund.  In such event, the Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures.

EXCHANGING SHARES

Shares of the Fund may be exchanged for shares of:

•FMI Common Stock Fund

•FMI Large Cap Fund

•FMI Focus Fund

•FMI Provident Trust Strategy Fund

•First American Prime Obligations Fund

at the relative net asset values.  FMI Common Stock Fund, FMI Large Cap Fund, FMI Focus Fund,  and FMI Provident Trust Strategy Fund are other mutual funds advised by the Adviser offered in separate prospectuses.  Please read the other prospectuses to determine eligibility to exchange into those funds. An affiliate of USBFS advises First American Prime Obligations Fund Class A.  This is a money market mutual fund offered to respond to changes in your goals or market conditions.  Neither USBFS nor First American Prime Obligations Fund is affiliated with the Fund or the Adviser.  You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares.  The registration of both the account from which the exchange is being made and the account to which the exchange is being made must be identical.  Exchanges may be authorized by telephone unless the option was declined on the account application.

How to Exchange Shares

1. Read this Prospectus (and the prospectus for the fund for which shares are to be exchanged) carefully. (Please note that FMI Common Stock Fund is currently closed to new investors.)

2. Determine the number of shares you want to exchange keeping in mind that exchanges to open a new account are subject to a $1,000 minimum.

3. Write to FMI Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Once a telephone transaction has been placed, it cannot be canceled or modified.

Call the transfer agent at 1-800-811-5311 to obtain the necessary exchange authorization forms and any one of the following Prospectuses: (a) FMI Common Stock Fund, (b) FMI Large Cap Fund, (c) FMI Focus Fund, (d) FMI Provident Trust Strategy Fund or (e) First American Prime Obligations Fund.  This exchange privilege does not constitute an offering or recommendation on the part of the FMI Funds or the Adviser of an investment in any of the foregoing mutual funds, or in the First American Prime Obligations Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund will distribute substantially all of its net investment income and substantially all of its capital gains annually.  You have four distribution options:

•All Reinvestment Option – Both dividend and capital gains distributions will be reinvested in additional Fund shares.

•Partial Reinvestment Option – Dividends will be paid in cash and capital gains distri-butions will be reinvested in additional Fund shares.

•Partial Reinvestment Option – Dividends will be reinvested in additional Fund shares and capital gains distributions will be paid in cash.

•All Cash Option – Both dividend and capital gains distributions will be paid in cash.

You may make this election on the Purchase Application.  You may change your election by writing to USBFS or by calling 1-800-811-5311.

If you elect to receive dividends and distributions in cash, and your dividend or distribution check is returned to the Fund as undeliverable or remains uncashed for six months, the Fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional Fund shares at the Fund’s then current net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

The Fund’s distributions, whether received in cash or additional shares of the Fund, may be subject to federal and state income tax.  These distributions may be taxed as ordinary income, dividend income and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains).  The Fund expects that its distributions generally will consist primarily of long-term capital gains.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

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FMI Funds

PRIVACY POLICY

We collect the following nonpublic personal information about you:

•Information we receive from you on or in applications or other forms, correspondence or conversations.

•Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

To learn more about the FMI International Fund, you may want to read the Fund’s Statement of Additional Information (or “SAI”) which contains additional information about the Fund.  The Fund has incorporated by reference the SAI into the Prospectus.  This means that you should consider the contents of the SAI to be part of the Prospectus.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, by calling USBFS at 1-800-811-5311 or by visiting the FMI International Fund’s website (http://www.fmifunds.com).

Prospective investors and shareholders who have questions about the FMI International Fund may also call the following number or write to the following address.

FMI International Fund
100 East Wisconsin Avenue,
Suite 2200
Milwaukee, Wisconsin 53202
1-800-811-5311
www.fmifunds.com

The general public can review and copy information about the FMI International Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C.  (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.)  Reports and other information about the Fund are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102

Please refer to the FMI International Fund’s Investment Company Act File No. 811-07831 when seeking information about the Fund from the SEC.

P R O S P E C T U S
December 31, 2010

FMI

International

Fund

(Ticker Symbol: FMIJX)

A NO-LOAD
MUTUAL FUND